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                                POWER OF ATTORNEY

                         SCUDDER RREEF SECURITIES TRUST
                            (1940 Act No. 811-09589)

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Daniel O. Hirsch, Bruce A. Rosenblum and Caroline Pearson, and each of them, as the undersigned's attorneys-in-fact, each with power of substitution, for him or her in any and all capacities, to sign any registration statement of the Scudder RREEF Securities Trust on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940, and all pre-effective and post-effective amendments thereto, and to file the same, including exhibits and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and all applicable state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of September 3, 2002.



/s/William Glavin                         /s/Richard J. Herring
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William Glavin, President                 Richard J. Herring, Trustee

/s/Gary French                            /s/Graham E. Jones
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Gary French, Chief Financial Officer      Graham E. Jones, Trustee

/s/Richard R. Burt                        /s/Rebecca W. Rimel
------------------------------------      -----------------------------------
Richard R. Burt, Trustee                  Rebecca W. Rimel, Trustee

/s/S. Leland Dill                         /s/Philip Saunders, Jr.
------------------------------------      -----------------------------------
S. Leland Dill, Trustee                   Philip Saunders, Jr., Trustee

/s/Martin J. Gruber                       /s/William N. Searcy
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Martin J. Gruber, Trustee                 William N. Searcy, Trustee

/s/Richard T. Hale                        /s/Robert H. Wadsworth
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Richard T. Hale, Trustee                  Robert H. Wadsworth, Trustee

/s/Joseph R. Hardiman
------------------------------------
Joseph R. Hardiman, Trustee